UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2017

CX Network Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-169805	32-0538640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 1205, 1A Building, Shenzhen Software Industry Base, Xuefu Rd, Nanshan District, Shenzhen, Guangdong Province, China	518005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (011) 86-755-26412816

mLight Tech, Inc.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

As previously reported on a current report on Form 8-K we filed on July 12, 2017 (the “Approval Report”), CX Network Group, Inc. (a.k.a mLight Tech, Inc. ) (“we” or the “Company”) effected certain corporation actions consisting of Name Change, Domicile Change and Reverse Stock Split (as defined in the Approval Report) through a merger in reliance on a written approval from the Financial Industry Regulatory Authority (“FINRA”).

On August 11, 2017, we received a notice from FINRA that they did not process the Reverse Stock Split because they believed that the documentation provided by us does not support our request to process a reverse split to the extent that the documentation indicated “that shares of mLight (entity before the merger) were being converted into shares of CX Network (the surviving entity) by a set multiple”. In the same letter, FINRA notified us that they processed our request of the merger, the mechanism we used to consummate the corporate actions mentioned above. Also in that letter, FINRA mentioned that it announced the Reverse Stock Split on July 11, 2017 but subsequently revised the announcement on July 28, 2017. However, no notice was timely given to us in connection with the revision by FINRA.

On August 14, 2017, we received a notice from FINRA that they did not process the symbol change because “there is currently no symbol assigned to the Company”. FINRA did not provide specific factor(s) that caused them to remove our trading symbol in either notice.

We believe that the previous approval issued by FINRA on July 11, 2017 was proper. In addition, we believe that FINRA did not follow the procedures set forth in FINRA Rule 6490 in its subsequent actions and that the decisions set forth in FINRA’s letters dated August 11, 2017 and August 14, 2017 are improper. We intend to appeal FINRA’s determination to the Subcommittee of Uniform Practice Code Committee of FINRA in accordance with the procedures set forth in FINRA Rule 6490. However, there is no assurance that the determination will be reversed. If FINRA decides not to reverse its determination, we will consider whether to re-apply for a trading symbol using Form 211 through a market maker or whether to submit the dispute to the U.S. Securities and Exchange Commission for a review.

For more details of the corporate actions mentioned above, please refer to the Approval Report and the current report on Form 8-K we filed on July 6, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CX Network Group, Inc.

Dated: August 16, 2017	By:	/s/ Huibin Su
Huibin Su
Chief Executive Officer

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